Exhibit 23
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
•Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan;
•Registration Statement (Form S-3 No. 333-213587) pertaining to the registration of First Midwest Bancorp, Inc.'s securities on a universal shelf registration statement;
•Registration Statement (Form S-4 No. 333-208781) pertaining to the registration of equity securities in connection with the acquisition of NI Bancshares Corporation;
•Registration Statement (Form S-4 No. 333-213532) pertaining to the registration of equity securities in connection with the acquisition of Standard Bancshares, Inc.;
•Registration Statement (Form S-4 No. 333-226506) pertaining to the registration of equity securities in connection with the acquisition of Northern States Financial Corporation;
•Registration Statement (Form S-4 No. 333-234242) pertaining to the registration of equity securities in connection with the acquisition of Bankmanagers Corp.;
•Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan;
•Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;
•Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;
•Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;
•Registration Statement (Form S-8 No. 333-159389) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan;
•Registration Statement (Form S-8 No. 333-168973) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Omnibus Stock and Incentive Plan;
•Registration Statement (Form S-8 No. 333-227115) pertaining to the First Midwest Bancorp, Inc. 2018 Stock and Incentive Plan;
•Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan;
•Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors' Stock Option Plan;
•Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors' 1997 Stock Option Plan; and
•Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Directors Stock Plan.
of our reports dated February 28, 2020, with respect to the consolidated financial statements of First Midwest Bancorp, Inc. and the effectiveness of internal control over financial reporting of First Midwest Bancorp, Inc. included in this Annual Report (Form 10-K) of First Midwest Bancorp, Inc. for the year ended December 31, 2019.
/s/ ERNST & YOUNG LLP
Chicago, Illinois
February 28, 2020